UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 26, 2005

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

Mortgage Pass-Through Certificates, Series 2005-FF7)

Mortgage Asset Securitization Transactions, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or Other Jurisdiction of Incorporation)	333-124678 (Commission File Number)	06-1204982 (I.R.S. Employer Identification Number)
1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Mortgage Pool

Mortgage Asset Securitization Transactions, Inc. (the “Registrant”) plans a series of certificates, entitled First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-FF7 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005, among the Registrant as depositor, Countrywide Home Loans Servicing LP as servicer (the “Servicer”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates to be designated as the Series 2005-FF7 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

UBS Securities LLC (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.         Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Item 601 Of Regulation SK Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by UBS Securities LLC to certain prospective purchasers of First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-FF7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 13, 2005

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Glenn McIntyre
Name:	Glenn McIntyre
Title:	Director

By:	/s/ Vadim Khoper
Name:	Vadim Khoper
Title:	Associate Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Computational Materials (as defined in Item 5) that have been provided by UBS Securities LLC to certain prospective purchasers of First Franklin Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-FF7.

P

EXHIBIT 99.1

FILED BY PAPER